UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 28, 2014

Commission file number 001-11602

APPLIED NANOTECH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	76-0273345
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758
(Address of principal executive offices) (Zip Code)

(512) 339-5020

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Merger Agreement

On May 28, 2014, Applied Nanotech Holdings, Inc., a Texas corporation (the “Company”), together with its wholly owned direct subsidiaries PEN INC, a Delaware corporation and NanoMerger Sub Inc., a Delaware corporation entered into an Amendment to Agreement and Plan of Merger and Exchange (the “Amendment to Merger Agreement”) with NanoHolding Inc. and Carl Zeiss, Inc. The Amendment to Merger Agreement deleted Exhibits B-1 and B-2 and substituted new Exhibits B-1 and B-2 which are included in the Amendment to Merger Agreement included in this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exh. No.	Description
2.2	Amendment to Agreement and Plan of Merger and Exchange, dated as of May 28, 2014, by and among Applied Nanotech Holdings, Inc., PEN INC., NanoMerger Sub Inc., NanoHolding Inc., and Carl Zeiss, Inc.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the merger of APNT and Nanofilm discussed in this Form 8-K, we will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). OUR SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting our Investor Relations Department, 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (Telephone: (512) 339-5020). In addition, documents we filed with the SEC are available free of charge at the SEC’s web site at http://www.sec.gov and at our website www.appliednanotech.net under “Investor Information - SEC Filings.”

Our company and our directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger discussed in this Form 8-K. Information regarding our directors and executive officers is available in our Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 25, 2014, and the proxy statement and other relevant materials to be filed with the SEC in connection with these matters. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Nanotech Holdings, Inc.

Date: May 29, 2014	By:	/s/ Zvi Vaniv
Dr. Zvi Yaniv, Chief Operating Officer